Exhibit 10.9

PURDUE TECHNOLOGY CENTER

3000 KENT AVENUE

WEST LAFAYETTE, IN 47906

EXTENSION OF LEASE

THIS EXTENSION OF LEASE is made this 3rd day of January, 2012, by and between PURDUE RESEARCH FOUNDATION (“Landlord”), an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246), and ENDOCYTE (“Tenant”). Landlord and Tenant have previously entered into a lease (the “Lease”) dated March 1, 2010, for space at the Purdue Technology Center, located at 3000 Kent Avenue, West Lafayette, Indiana.

In consideration of mutual benefits to be derived by the parties, it is agreed that the Lease Term provided under the Lease is hereby extended for a period of twelve (12) months, commencing January 1, 2012, and expiring December 31, 2012 (the “Extension Period”). All other terms and conditions of the Lease shall be applicable to such Extension Period(s), except as follows:

1.	The Monthly Rent Installment shall be $28,034.56 ($17.45 x 9,724 square feet and $32.80 x 4,759 square feet / 12 months, plus $886.31 for workstations) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

2.	The Rent shall be $336,414.72 ($28,034.56 x 12 months) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

It is further agreed that all other terms and conditions of the Lease are hereby affirmed and shall remain in full force and effect during the Extension Period.

WITNESS the signatures and seals of the above parties as of the day and year first above written.

LANDLORD:	PURDUE RESEARCH FOUNDATION
an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246)

	By:	/s/ Gregory W. Deason
Gregory W. Deason
Vice President, Real Estate and
Research Park Development

ATTEST:

By:	/s/ Timothy R. Peoples
Timothy R. Peoples
Director, Purdue Technology Centers

TENANT:	ENDOCYTE

	By:	/s/ P, Ron Ellis
P. Ron Ellis
Chief Executive Officer

	By:	/s/ Mike Sherman
Mike Sherman
Chief Financial Officer

	Date:	December 8, 2011